Income taxes	3 Months Ended	12 Months Ended
	Mar. 31, 2023	Dec. 31, 2022
Income Tax Disclosure [Abstract]
Income taxes

7.Income Taxes

In 2022, the Company became the sole owner of GREP. GREP is a disregarded entity for U.S. federal income tax purposes. Prior to the Business Combination, GREP and the associated activities held by the Funds were treated as partnerships for U.S. federal income tax purposes and were not subject to U.S. federal income tax. Any taxable income or loss generated prior to the Business Combination was passed through to and included in the taxable income or loss of its members. As a result of the Business

Combination, the Funds' net assets were transferred to the Company resulting in carryover tax basis of those assets. The Company is a C corporation and subject to U.S. federal income tax and state and local income taxes.

The Company records income taxes through the use of an estimated annual effective tax rate and specific events that are discretely recognized as they occur. For the three months ended March 31, 2023, the Company recorded an income tax expense of $10.8 million.

At the end of each interim period, the Company applies an estimated annualized effective tax rate to the current period income or loss before income taxes, which can produce interim effective tax rate fluctuations. The Company’s effective income tax rate was 22.6% for the three months ended March 31, 2023. The effective tax rate differs from the enacted statutory rate of 21% primarily due to the impact of state income taxes.

The Company has evaluated all tax positions for which the statute of limitations remains open and believes that the material positions taken would more likely than not be sustained upon examination. Therefore, as of March 31, 2023 and December 31, 2022, the Company had no unrecognized tax benefits and did not recognize any interest or penalties during those respective periods related to unrecognized tax benefits.

On August 16, 2022, the Inflation Reduction Act (the "IRA") was enacted into law and includes significant changes related to tax, climate change, energy and health care. The provisions within IRA, among other things, include (i) a new 15% corporate alternative minimum tax on certain large corporations, (ii) a new nondeductible 1% excise tax on the value of certain stock that a company repurchases, and (iii) various tax incentives for energy and climate initiatives. Each of these provisions are effective for tax years beginning after December 31, 2022. The Department of Treasury is expected to publish regulations relevant to many aspects of the IRA. The Company is currently awaiting such guidance and continues to evaluate the effect of the new law to its future cash flows and financial results. The Company currently expects no impact of the corporate alternative minimum tax on income tax expense for the 2023 tax year.

7.Income taxes

In 2022, the Company became the sole owner of GREP. GREP is a disregarded entity for U.S. federal income tax purposes. Prior to the Business Combination, GREP and the associated activities held by the Funds were treated as partnerships for U.S. federal income tax purposes and were not subject to U.S. federal income tax. Any taxable income or loss generated prior to the Business Combination was passed through to and included in the taxable income or loss of its members. As a result of the Business Combination, the Funds' net assets were transferred to the Company resulting in carryover tax basis of those assets. The Company is a C corporation and subject to U.S. federal income tax and state and local income taxes.

The Components of income tax expense were as follows for the periods indicated:

	Year Ended December 31,
(in thousands)	2022	2021	2020
Current
Federal	$—	$—	$—
State	—	—	—
	—	—	—
Deferred
Federal	$11,444	$—	$—
State	1,406	—	—
	12,850	—	—
Income tax expense	$12,850	$—	$—

The Company’s effective tax rate was 4.7%, 0% and 0% for years ended December 31, 2022, 2021 and 2020, respectively. The effective tax rate differs from the enacted statutory rate of 21% primarily due to the allocations of profits and losses to ultimate members prior to the Business Combination and the impact of state income taxes.

The following reconciles the income tax expense included in the consolidated statements of operations with the income tax expense that would result from the application of the statutory federal tax rate:

	Year Ended December 31,
(in thousands)	2022	2021	2020
Income (loss) before income taxes	$275,194	$108,459	$(23,930)

Income tax expense (benefit) at federal statutory rate	57,791	22,776	(5,025)
Net (income) loss prior to Business Combination - non taxable	(46,051)	(22,776)	5,025
State income taxes, net of federal benefit	1,110	—	—
Income tax expense	$12,850	$—	$—
Effective tax rate	4.7%	0.0%	0.0%

Significant components of deferred tax assets and liabilities are included in the table below:

	Year Ended December 31,
(in thousands)	2022	2021
Deferred tax assets
Net operating loss carryforwards	$11,500	$—
Asset retirement obligation	1,128	—
Other deductible temporary differences	88	—
Total deferred tax assets	12,716	—
Less: valuation allowance	—	—
Net deferred tax assets	$12,716	$—

Deferred tax liabilities
Property, plant and equipment	$(102,112)	$—
Unrealized derivatives	(2,196)	—
Total deferred tax liabilities	(104,308)	—
Net deferred tax liability	$(91,592)	$—

As of December 31, 2022, the Company had accumulated federal net operating loss carryforward of $51.6 million, none of which are expected to expire, and state net operating loss carryforwards of approximately $51.6 million in states that allow net operating loss carryforward, some of which begin to expire in 2042. Utilization of these net operating losses may be limited if there were to be an ownership change as defined by Section 382 of the Internal Revenue Code. As of December 31, 2022, the Company does not believe any of its net operating losses were limited under these rules.

The Company is subject to the various taxing jurisdictions in the United States, including federal and certain state jurisdictions. As of December 31, 2022, the Company has no current tax years under audit. The Company remains subject to examination for federal income taxes for tax years 2019 through 2022 and state income taxes for tax years 2018 through 2022.

The Company has evaluated all tax positions for which the statute of limitations remains open and believes that the material positions taken would more likely than not be sustained upon examination. Therefore, as of December 31, 2022 and 2021, the Company had no unrecognized tax benefits and did not recognize any interest or penalties during those respective periods related to unrecognized tax benefits.

On August 16, 2022, the Inflation Reduction Act (the "IRA") was enacted into law and includes significant changes related to tax, climate change, energy and health care. The provisions within IRA, among other things, include (i) a new 15% corporate alternative minimum tax on certain large corporations, (ii) a new nondeductible 1% excise tax on the value of certain stock that a company repurchases, and (iii) various tax incentives for energy and climate initiatives. Each of these provisions are effective for tax years beginning after December 31, 2022. The Department of Treasury is expected to publish regulations relevant to many aspects of the IRA. The Company is currently awaiting such guidance and continues to evaluate the effect of the new law to its future cash flows and financial results. The Company is currently evaluating the impact of the IRA on its cash taxes and income tax expense for the 2023 tax year.